CORNELL CAPITAL PARTNERS, LP
                          101 HUDSON STREET, SUITE 3700
                              JERSEY CITY, NJ 07302


                                February 3, 2006


Robert W. Prokos, President
HealthRenu Medical, Inc.
12777 Jones Road, Suite 481
Houston, TX 77070

      Re:   HealthRenu Medical, Inc. (the "Company")

Dear Mr. Prokos:

      The Company and Cornell Capital Partners, LP ("Cornell") entered into various financing transactions on May 23, 2005 including a Standby Equity Distribution Agreement ("SEDA") and a Registration Rights Agreement ("Registration Agreement"). In connection with, and contemporaneously to the SEDA, the Company, Cornell, and David Gonzalez, Esq. ("Escrow Agent") also entered into an Escrow Agreement ("Escrow Agreement"). This letter shall set forth the following agreements between the Company and Cornell:

1. The Company and Cornell hereby agree to terminate the Escrow Agreement and remove David Gonzalez as the Escrow Agent pursuant to the Termination Agreement attached hereto as Exhibit A.

2. The Company and Cornell hereby agree to amend and restate the SEDA in the form attached hereto as Exhibit B to take into effect the termination of the Escrow Agreement and removal of the Escrow Agent.

3. The Company and Cornell hereby agree that the Registration Agreement is amended to delete subsection 3(a) (ii) of the Registration Agreement.

      Please indicate your agreement to the forgoing by signing below where indicated.

                                    Sincerely,

                                    CORNELL CAPITAL PARTNERS, LP

                                    By:  Yorkville Advisors, LLC
                                    Its: General Partner


                                    By: /s/ Mark Angelo
                                        ----------------------------------
                                    Name:  Mark Angelo
                                    Title: Portfolio Manager

Agreed and Acknowledged:
HEALTHRENU MEDICAL, INC.


By: /s/ Robert W. Prokos
    -----------------------------
Name:  Robert W. Prokos
Title: President


cc:   David Gonzalez, Esq.